Exhibit 10.33

MASTER SECURITY AGREEMENT

dated as of the 5th day of February, 2003 (the “Agreement”)

THIS AGREEMENT is between GE Canada Equipment Financing G.P. with an office at 5500 North Service Road, 8th Floor, Burlington, Ontario, L7L 5H7 (together with its successors and assigns, if any, “Secured Party”) and Coley Pharmaceutical Group, Ltd., a corporation organized and existing under the laws of the Province of Ontario, with its mailing address and principal place of business at 340 Terry Fox Drive, Suite 2000, Kanata, Ontario, K2K 3A1 (“Debtor”).

1.	CREATION OF SECURITY INTEREST.

Debtor grants to Secured Party, its successors and assigns, a first security interest in and against all equipment and other property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement (each, a “Collateral Schedule”), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively, the “Notes”, and each, a “Note”), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are individually and collectively called the “Indebtedness”). Unless otherwise provided by applicable law, notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral (the “PMSI Collateral”): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the “PMSI Indebtedness”), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that;

(a) Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, validly existing and in good standing under the laws of the jurisdiction set forth in the preamble of this Agreement, has its chief executive office(s) and principal place(s) of business at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations including, without limitation, the jurisdiction(s) where the Collateral is or is to be located;

(b) Debtor has full power, authority and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Documents”);

(c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and each constitutes a legal, valid and binding agreement of Debtor, enforceable in accordance with its terms against the Debtor, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any provision of Debtor’s articles of incorporation, bylaws or other constating documents, or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, or constitute a default under, any contract to which Debtor is a party, or result in the creation of any lien, claim, charge, security interest or other encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, loan or credit agreement, or other agreement or instrument to which Debtor is a party;

(f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, the Collateral or Debtor’s ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtor’s financial condition;

(h) The Collateral is, and will at all times be, used for commercial or business purposes and is not, and will not be, used by Debtor as consumer goods or for personal, family or household purposes;

(i) The Collateral (other than tenant improvements to the Debtor’s premises forming part of such Collateral) is and shall at all times be and remain moveable personal property. Notwithstanding any purpose for which Collateral may be used or that it may become affixed or attached to land or any structure thereon, it shall remain subject to all rights of Secured Party hereunder and under the other Debt Documents as if such Collateral (other than tenant improvements) were not so affixed or attached.

(j) The Collateral is, and will remain, in good operating condition and repair and Debtor will not be negligent in its care and use of the Collateral;

(k) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

(l) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, (iii) inchoate material men’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent, and (iv) for Collateral that constitutes tenant improvements only, liens, claims and encumbrances arising by operation of law in favour of Debtor’s landlord on the real property to which such tenant improvements are made (all of such liens are called the “Permitted Liens”).

3.	COLLATERAL.

(a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

(b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

(c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from Canada, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

(d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, for all reasonable costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

(e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral (e.g. fixed asset ledgers and supporting documents of ownership of such Collateral) during normal business hours, after giving Debtor reasonable prior notice.

(f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of Secured Party.

4.	INSURANCE.

(a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

(b) Debtor agrees to, at its own expense, keep all the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. All the insurance coverage shall include coverage for damage to or loss of the Collateral, liability for personal injuries, death or property damage. The insurance shall provide for liability coverage in an amount equal to at least ONE MILLION U.S. DOLLARS (US$1,000,000.00) total liability per occurrence, and the casualty/property damage coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall: (i) name Secured Party as a loss payee; (ii) provide for coverage to Secured Party regardless of the breach by Debtor of any Warranty or condition, other act or omission of Debtor, or representation made therein; (iii) not be subject to co-insurance; and (iv) provide that coverage may not be cancelled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless Debtor is in default. Debtor shall pay any reasonable expenses of Secured Party in adjusting or collecting insurance. Proceeds of insurance, in whole or in part, shall be applied at the option of Secured Party, to (i) repair or replace the Collateral of any portion thereof; (ii) reduce any of the Indebtedness.

5.	REPORTS.

(a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the jurisdiction of its incorporation or registration, (iii) any relocation of its chief executive offices(s) or its principal place(s) of business, (iv) any relocation of any of the Collateral (it being understood that no such relocation may occur without the prior express written consent of the Secured Party), (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide (i) quarterly financial statements, certified by Debtor’s president or chief financial officer including a balance sheet, statement of operations and cash flow statement within sixty (60) days of the Debtor’s fiscal quarter, (ii) its complete annual financial statements, certified by Debtor’s president or chief financial officer, within ninety (90) days of fiscal year end or at such time as Debtor’s Board of Directors receives the audit, and (iii) complete audited annual financial statements of its parent company, certified by a recognized firm of certified public accountants within ninety (90) days of the fiscal year end of the parent company or at such time as the parent company’s Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within ten (10) days after the statements are provided to the Securities and Exchange Commission (“SEC”) or similar regulatory authority in Canada. Debtor will deliver to Secured Party copies of all Annual Reports, Annual Information Forms and other filings, if any, within ten (10) days after the dates on which they are filed with any applicable securities commission or similar regulatory authority in Canada.

(c) Debtor will deliver to Secured Party Debtor’s complete financial statements, certified by a recognized national firm of chartered accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor’s quarterly financial reports certified by Debtor’s chief financial officer, within sixty (60) days after the close of each of Debtor’s fiscal quarter. Debtor will deliver to Secured Party copies of all Annual Reports. Annual Information Forms and other filings, if any, within thirty (30) days after the dates on which they are filed with any applicable securities commission or similar regulatory authority in Canada.

6.	FURTHER ASSURANCES.

(a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the filing, recording, perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

(b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable personal property security legislation (or other similar law) (the “PPSA”). Debtor ratifies its prior authorization for Secured Party to tile financing statements and amendments thereto describing the Collateral and containing any other information required by the PPSA if filed prior to the date hereof.

(c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective agents, directors, officers and employees, from and against all losses, damages penalties, injuries, claims, actions and suits (including, without limitation, related legal fees and expenses) of any kind or nature whatsoever arising, directly or indirectly, in connection with, or relating to, any of the Collateral of the Debt Documents, except to the extent the losses, damages, penalties, injuries, claims, actions, suits or expenses result from Secured Party’s gross negligence or wilful misconduct as determined by a final judgment of a court of competent jurisdiction from which no appeal may be taken.

7.	DEFAULT AND REMEDIES.

(a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

(i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

(ii) Debtor, without the prior written consent of Secured Party, attempts to or docs sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

(iii) Debtor breaches any of its insurance obligations under Section 4;

(iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

(v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

(vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained (in form and substance satisfactory to Secured Party) to negate such risk;

(vii) Debtors or any guarantor or other obligor for any of the Indebtedness (collectively “Guarantor”) is wound up or dissolves, terminates its existence, becomes insolvent, ceases to carry on business as a going concern, or attempts to amalgamate with any other entity;

(viii) Debtor breaches or is in default under any other agreement between Debtor or any affiliate thereof (including, without limitation, any Guarantor) and Secured Party or any affiliate thereof;

(ix) Any Collateral is illegally used;

(x) A trustee, receiver, interim receiver, administrator, manager or similar official is appointed in respect of (i) all or any part of the Collateral, or (ii) all or any material part of the property, assets or undertaking of Debtor or any Guarantor, whether pursuant to any private instrument or agreement or by order of any order, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(xi) Debtor or any Guarantor files a petition or commences a proceeding under any bankruptcy, moratorium, restructuring, receivership, insolvency or other law for the relief of debtors, or any such petition or proceeding is filed against Debtor or any Guarantor and is not dismissed or stayed within forty-five (45) days of the filing or commencement date;

(xii) Debtor’s improper filing of an amendment or discharge statement relating to a filed financing statement describing the Collateral;

(xiii) At any time during the term of this Agreement, Debtor sells more than 50% of its interest in the company to another corporation or business or all or substantially till of its assets, without Secured Party’s prior written consent;

(xiv) Debtor defaults under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement; or

(xv) There is a material adverse change in Debtor’s financial condition, as determined solely by Secured Party, acting reasonably.

(b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

(c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the PPSA, and under any other applicable law. Without limiting the foregoing: (i) Secured Party shall have the right to notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) Secured Party shall have the right to, but is not required to, cause the letter of credit issued in favour of General Electric Capital Corporation in connection with the financing of Coley Pharmaceutical Group. Inc. to be drawn upon, and shall be entitled to receive the proceeds thereof or any portion of the proceeds thereof to which it is entitled; (iii) with or without legal process. Debtor hereby authorizes Secured Party to, and Secured Party shall have the right to, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iv) Secured Party shall have the right to, but is not required to, sell the Collateral at public or private sale, in whole or in part, with or without notice, without having the Collateral present at the place of sale, and have the right to bid and purchase at said sale, and (v) Secured Party shall have the right to, but is not required to, lease, otherwise dispose of, or keep idle, all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent, costs, damages or otherwise. Debtor waives notice of sale or other disposition (and the time and place thereof) and any other rights that Debtor may have under applicable laws (except to the extent that such waiver is prohibited by such laws), and the manner and place of any advertising. To the extent that Secured Party is required to give to Debtor any such notice under the PPSA or under any other applicable law of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made, a notice shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action (unless a greater time period is specified by the PPSA or such other law).

(d) Proceeds from any sale or lease or other disposition shall be applied: first, to all reasonable costs, charges and expenses of repossession, storage, repair, sale, lease and other disposition including, without limitation, solicitors’, appraisers’, and auctioneers’ fees and expenses; second_ to discharge the obligations then in default; third, to discharge any other indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus Debtor shall remain fully liable for any deficiency.

(e) Debtor agrees to pay all reasonable legal fees and expenses and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement and the other Debt Documents, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees, expenses and costs shall constitute Indebtedness.

(f) Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised instead of or in addition to each other or any remedies in law, in equity or under statute. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

(g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS. ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY JUDGE ALONE.

8.	MISCELLANEOUS.

(a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party. Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee. Debtor may not assign any of its rights or obligations under this Agreement or other Debt Documents without the prior written consent of Secured Party, which consent may be unreasonably withheld.

(b) All notices to be given in connection wish this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, and (ii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in Toronto. Canada are required or authorized to be closed.

(c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

(d) Time is of the essence of this Agreement. Secured Party’s failure at any time to require strict performance by Debtor of any of the provisions hereof shall not waive or diminish Secured Party’s right at any other time to demand strict compliance with this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

(e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understanding (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES.

Any cancellation or termination by Secured Party, pursuant to the provisions of this Agreement, any Collateral Schedules, supplement or amendment hereto, of any accommodation provided by Secured Party to Debtor, shall not release Debtor from any then outstanding obligations of Debtor hereunder. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

(f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. DEBTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO.

(h) If any provision of this Agreement is invalid or unenforceable, such provision shall be severed and the remainder of this Agreement shall be unaffected thereby but shall continue to be valid and enforceable to the fullest extent permitted by law.

(i) Debtor hereby acknowledges receipt of a copy of this Agreement.

(j) This Agreement may be executed in one or more counterparts, whether by document, telegram, telex or facsimile or by any other method of transmitting legibly as may be necessary, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

(k) Unless otherwise stated in this Agreement or in any Schedule, or as otherwise directed by Secured Party, all sums of money payable hereunder shall be paid in U.S. dollars.

(l) If, for the purposes of obtaining or enforcing judgment in any court of any jurisdiction, it becomes necessary to convert into the currency of the country giving such judgment (“Judgment Currency”) an amount due hereunder in a different currency (“Agreed Currency”), then the date on which the rate of exchange for conversion is selected by that court is referred to herein as the Conversion Date. If there is a change in the rate of exchange between the Judgment Currency and the Agreed Currency between the Conversion Date and the actual receipt by Secured Party of the amount due hereunder or under such judgment, Debtor will, notwithstanding such judgment, pay all such additional amounts as may be necessary to ensure that the amount received by Secured Party in the Judgment Currency, when converted at the rate of exchange prevailing on the date of receipt, will produce the amount due in the Agreed Currency. Debtor’s obligations under this Section 8(l) constitute a separate and independent obligation which shall not merge with or be novated by any judgment or any partial payment or enforcement of payment of sums due under this Agreement. The term rate of exchange used herein includes any premiums and costs payable in connection with the currency conversion then being effected.

(m) The parties acknowledge that they have required that this Agreement and all related documents be prepared in English./Les parties reconnaissent avoir exigé que la présente convention et tous les documents connexes soient rédigés en anglais.

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the date first above written

SECURED PARTY:			DEBTOR:

GE CANADA EQUIPMENT FINANCING G.P.,			COLEY PHARMACEUTICAL GROUP, LTD.
by its general partner,
3072427 NOVA SCOTIA COMPANY

By:	/s/ Dan Billard		By	/s/ Robert Bratzler
	Name:	Dan Billard		Name:	Robert Bratzler
	Title:	Vice President		Title:	President

By:			By:	/s/ Robert Forrester
	Name:			Name:	Robert Forrester
	Title:			Title:	Secretary

SECURED PARTY:

GE CANADA EQUIPMENT FINANCING G.P.,
by its general partner,
2762617 CANADA INC.

By:	/s/ Dan Billard
	Name:	Dan Billard	`
	Title:	Vice President

By:
Name:
Title:

CROSS-COLLATERAL AND CROSS-DEFAULT AGREEMENT

General Electric Capital Corporation

401 Merritt 7 Suite 23

Norwalk, CT 06856

Gentlemen:

You or your subsidiaries or affiliates (and/or your and their respective successors or assigns, collectively herein referred to as “you”) have entered into or purchased one or more conditional sale contracts, lease agreements, chattel mortgages, security agreements, notes and other choses in action (herein designated “Accounts”), arising from the bona fide sale or lease to us or to our subsidiaries or affiliates, by various vendors or lessors, of equipment and inventory (herein designated “Equipment”) or otherwise, and/or you have made direct loans to or otherwise extended credit to us or to our subsidiaries or affiliates evidenced by Accounts creating security interests in Equipment or in such other equipment and other property referenced in any such Accounts (collectively, with Equipment, “Collateral”).

In order to induce you to extend our time of payment on one or more Accounts and/or to make additional loans to us and/or to purchase additional Accounts and/or to lease us additional equipment, and in consideration of you so doing, and for other good and valuable consideration, the receipt of which we hereby acknowledge, we agree as follows:

All presently existing and hereafter acquired Collateral in which you have or shall have a security interest shall secure the payment and performance of all of liabilities and obligations owing by us or by our subsidiaries or affiliates to you of every kind and character, whether joint or several, direct or indirect absolute or contingent, due or to become due, and whether under presently existing or hereafter created Accounts or agreements, or otherwise.

We further agree that your security interest in the property covered by any Account now held or hereafter acquired by you shall not be terminated in whole or in part until and unless all indebtedness of every kind, due or to become due, owed by us or by our subsidiaries or affiliates to you is fully paid and satisfied and the terms of every Account have been fully performed by us or by our subsidiaries or affiliates. It is further agreed that you are to retain your security interest in all property covered by all Accounts held or acquired by you, as security for payment and performance under each such Account, notwithstanding the fact that one or more of such Accounts may become fully paid.

This instrument is intended to create cross-default and cross-security between and among all the within described Accounts now owned or hereafter acquired by you.

A default under any Account or agreement shall be deemed to be a default under all other Accounts and agreements. A default shall result if any of we or our subsidiaries or affiliates fail to pay any sum when due on any Account or agreement, or if any of we or our subsidiaries or affiliates breach any of the other terms and conditions thereof, or if any of we or our subsidiaries or affiliates become insolvent, cease to do business as a going concern, make an assignment for the benefit of creditors, or if a petition for a receiver or in bankruptcy is filed by or against us or our subsidiaries or affiliates, or if any of our property or those of our subsidiaries or affiliates is seized, attached or levied upon. Upon any of our or our subsidiaries or affiliates default, any or all Accounts and agreements shall, at your option, become immediately due and payable without notice or demand to us or our subsidiaries or affiliates or any other party obligated thereon, and you shall have and may exercise any and all rights and remedies of a secured party under the Uniform Commercial Code as enacted in the applicable jurisdiction and as otherwise granted to you under any Account or other agreement. We hereby waive, to the maximum extent permitted by law, notices of default, notices of repossession and sale or other disposition of collateral, and all other notices, and in the event any such notice cannot be waived, we agree that if such notice is mailed to us postage prepaid at the address shown below at least five (5) days prior to the exercise by you of any of your rights or remedies, such notice shall be deemed to be reasonable and shall fully satisfy any requirement for giving notice.

All rights granted to you hereunder shall be cumulative and not alternative, shall be in addition to and shall in no manner impair or affect your rights and remedies under any existing Account, agreement, statute or rule of law.

This agreement may not be varied or altered nor its provisions waived except by your duly executed written agreement. This agreement shall inure to the benefit of your successors and assigns and shall be binding upon our heirs, administrators, executors, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this agreement is executed this 5th day of February, 2003.

COLEY PHARMACEUTICAL GROUP, INC.
(Name of Proprietorship, Partnership or Corporation, as applicable)

By:	/s/ Illegible
(Signature)
Title:	President & CEO
(Owner, Partner or Officer, as applicable)

Address:	93 Worchester Street Suite 101, Wellesley, MA 02481

PROMISSORY NOTE

February 5, 2003

FOR VALUE RECEIVED, Coley Pharmaceutical Group, Ltd., a corporation located at the address stated below (“Maker”) promises to pay to the order of GE Canada Equipment Financing G.P. or any subsequent holder hereof (each, a “Payee”) at its office located at 5500 North Service Road, 8th Floor, Burlington, Ontario, L7L 5H7 or at such other place as Payee or the holder hereof may designate, the principal sum of One Million, Four Hundred and Thirty Thousand, Five Hundred and Forty-Nine and 49/100 U.S. Dollars (US$1,430,549.49), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of eight and one-quarter percent (8.25%) per annum, to be paid in lawful money of the United States of America, in thirty-six (36) consecutive monthly instalments of principal and interest as follows:

Periodic Instalment Amount: Forty-Four Thousand, Six Hundred and Eighty-Six and 17/100 U.S. Dollars (US$ 44,686.17)

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on the 1st day of March, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a “Payment Date”). Such installments have been calculated on the basis of a 360-day year, as applicable. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

Notwithstanding anything to the contrary contained herein or in the Security Agreement, Maker may not prepay in full or in part any indebtedness hereunder without the express written consent of Payee in its sole discretion

For purposes of disclosure under the Interest Act (Canada), where interest is calculated pursuant hereto at a rate based upon a 360-day year (the “First Rate”), it is hereby agreed that the rate or percentage of interest on a yearly basis is equivalent to such First Rate multiplied by the actual number of days in the year divided by 360.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event: (a) the provisions of this paragraph shall govern and control; (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law; (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee; and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable law is amended so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended law.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s reasonable solicitors fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY JUDGE ALONE.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supersedes all prior understandings, agreements and representations, express or implied.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

If for the purposes of obtaining or enforcing judgment in any court of any jurisdiction, it becomes necessary to convert into the currency of the country giving such judgment (the “Judgment Currency”) an amount due hereunder in a different currency (the “Agreed Currency”), then the date on which the rate of exchange for conversion is selected by that court is referred to herein as the Conversion Date. If there is a change in the rate of exchange between the Judgment Currency and the Agreed Currency between the Conversion Date and the actual receipt by Payee of the amount due hereunder or under such judgment, Maker will, notwithstanding such judgment, pay all such additional amounts as may be necessary to ensure that the amount received by Payee in the Judgment Currency, when converted at the rate of exchange prevailing on the date of receipt, will produce the amount due in the Agreed Currency. Maker’s obligations under this paragraph constitute a separate and independent obligation which shall not merge with or be novated by any judgment or any partial payment or enforcement of payment of sums due under this Note. The term rate of exchange used herein includes any premiums and costs payable in connection with the currency conversion then being effected.

The parties acknowledge that they have required that this agreement and all related documents be prepared in English/Les parties reconnaissent avoir exigé que la présente convention et tous les documents connexes soient redigés en anglais.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

COLEY PHARMACEUTICAL GROUP, LTD.

	By:	/s/ Robert Bratzler
(Witness)
	Name:	Robert Bratzler
(Print name)
	Title:	President
(Address)

	By:	/s/ Robert Forrester
(Witness)
	Name:	Robert Forrester
(Print name)
	Title:	Secretary
(Address)
Federal Tax ID #:

Address:	340 Terry Fox Drive, Suite 2000 Kanata, Ontario K2K 3A1

COLLATERAL SCHEDULE NO. 001

THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of February 5, 2003 between GE Canada Equipment Financing G.P., together with its successors and assigns, if any, as Secured Party and Coley Pharmaceutical Group, Ltd. as Debtor (the “Security Agreement”) and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated February 5, 2003 in the original principal amount of US$ 1,430,549.49. The terms and conditions of the Security Agreement are hereby incorporated by reference.

Collateral Description

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment	Collateral Location

(See Attached Exhibit “A”)

Executed at Kanata, Ontario on this 5th day of February, 2003.

SECURED PARTY:			DEBTOR:

GE CANADA EQUIPMENT FINANCING G.P., by its general partner, 3072427 NOVA SCOTIA COMPANY			COLEY PHARMACEUTICAL GROUP, LTD.

By:	/s/ Dan Billard		By	/s/ Robert Bratzler
	Name:	Dan Billard		Name:	Robert Bratzler
	Title:	Vice President		Title:	President
	Date:	Feb 5/03		Date:	Feb 5/03

By:			By:	/s/ Robert Forrester
	Name:			Name:	Robert Forrester
	Title:			Title:	Secretary
	Date:			Date:	Feb 5/03

SECURED PARTY:

GE CANADA EQUIPMENT FINANCING G.P., by its general partner, 2762617 CANADA INC.

By:
Name:
Title:
Date:

By:
Name:
Title:
Date:

EXHIBIT “A”

to the COLLATERAL SCHEDULE NO. 001

to the MASTER SECURITY AGREEMENT DATED THE 5th DAY OF FEBRUARY, 2003

COLLATERAL DESCRIPTION

(Sec Attached)

Coley Pharmaceutical Group
340 Terry Fox Drive, Suite 200
Ottawa, ON Canada K2K 3A2
Tel: +1.613.254.5622
Fax: +1.613.254.5625
www.coleypharma.com

Date February 5, 2003

GE Canada Equipment Financing G.P.

5500 North Service Road, 8th Floor

Burlington, Ontario

L7L 5H7

Gentleman

You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned (the “Proceeds”) evidenced by that Promissory Note dated February 5, 2003 and secured by that Master Security Agreement dated February 5, 2003, as follows:

DESCRIPTION	AMOUNT
Amount to be wired to the undersigned	US$	1,377,339.63
Amount withheld for interest	US$	8,523.69
Amount withheld for first Periodic Installment payment	US$	44,686.17

Total Proceeds from the Promissory Note	US$	1,430.549.49

Royal Bank of Canada

Westgate Shopping Centre Branch

1309 Carling Avenue

Ottawa, Ontario

Canada KIZ 7L3

Account	Inst.	Branch	Account#
US$	003	01326	4001293

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

Very truly yours,
COLEY PHARMACEUTICAL GROUP, LTD.

By:	/s/ Robert Bratzler
Robert Bratzler, President

By:	/s/ Robert Forrester
Robert Forrester, Secretary

Equipment Concentration Rider

Coley Pharmaceutical Group, Ltd. (“Customer”), on or before December 31, 2003 shall cause the composition and mix of Equipment (Collateral) financed after February 5, 2003 under the Master Security Agreement dated as of February 5, 2003 (Master Security date) between Customer and GE Canada Equipment Financing G.P. to conform to and meet the following concentration requirements (hereinafter “Concentration Requirements”) for each class of Equipment (hereinafter “Equipment Class”) as identified and set forth below. Customer herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement from and after such above referenced date and continuing thereafter to the end of the term:

Equipment Class	Concentration Requirement

Laboratory & Scientific Equipment:	Minimum of 45.0%

Computer Hardware for Internal Use of Customer:	Maximum of 2.0%

General Office Equipment and Furniture:	Maximum of 5.0%

Tenant Improvements/Soft Costs (leaseholds, software, & similar):	Maximum of 48.0%

TOTAL:	100%

[Remainder of page intentionally left blank]

Accepted and Agreed:

CUSTOMER:

COLEY PHARMACEUTICAL GROUP, LTD.

By:	/s/ Robert Bratzler
	Name:	Robert Bratzler
	Title:	President
	Date:	Feb 5/03

By:	/s/ Robert Forrester
	Name:	Robert Forrester
	Title:	Secretary
	Date:	Feb 5/03

CERTIFICATE OF DELIVERY/INSTALLATION

The undersigned hereby certifies that all equipment and property described in Collateral Schedule No. 001 to a Master Security Agreement dated February 5, 2003 between GE Canada Equipment Financing G.P. (together with its successors and assigns, if any, “Secured Party”) and the undersigned has been delivered to undersigned and found satisfactory, and that any and all installation has been satisfactorily completed. In order to induce Secured Party to advance the loan evidenced by a Promissory Note of the undersigned dated February     , 2003 in favour of Secured Party, undersigned hereby waive any defence, counterclaim or offset thereunder as against Secured Party.

COLEY PHARMACEUTICAL GROUP, LTD.

By:	/s/ Robert Bratzler
	Name:	Robert Bratzler
	Title:	President
	Date:	Feb 5/03

By:	/s/ Robert Forrester
	Name:	Robert Forrester
	Title:	Secretary
	Date:	Feb 5/03

Coley US

GUARANTEE AND INDEMNITY

TO:     GE Canada Equipment Financing G.P. (“GE Capital”)

In consideration of the premises and the covenants and agreements herein contained, the sum of $1.00 now paid by GE Capital to Coley Pharmaceutical Group, Inc., a corporation incorporated under the laws of the State of Delaware (the “Guarantor”) and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Guarantor covenants and agrees with GE Capital as follows:

1.	INTERPRETATION

Wherever throughout this Guarantee and Indemnity, the Guarantor or GE Capital or Coley Pharmaceutical Group, Ltd., a corporation incorporated under the laws of the Province of Ontario (hereinafter called the “Obligor”) are mentioned or referred to, such mention or reference shall extend to their respective successors and assigns, as the case may be. Reference to the term “Obligations” herein shall be to any and all duties, liabilities and obligations of the Obligor to GE Capital under that certain Master Security Agreement dated February 5, 2003 between Obligor and GE Capital and any other agreement, document or instrument related thereto, whether existing now or arising hereafter, including, without limitation, promissory notes and collateral schedules related thereto, and any modifications, extensions or renewals thereof from time to time (all of the foregoing hereinafter singularly or collectively called “Finance Instruments”), including without limitation, any reasonable fees, costs or expenses (including without limitation, legal fees and expenses) that may be incurred by GE Capital by reason of Obligor’s default under the Finance Instruments.

2.	GUARANTEE

2.1	Guarantee The Guarantor hereby irrevocably and unconditionally guarantees and covenants with GE Capital as principal debtor of GE Capital and not merely as surety, that the Obligor will duly and punctually perform all of the Obligations, and pay or cause to be paid to GE Capital the amounts under and the principal of and interest on the Finance Instruments evidencing or securing the Obligations (including, in case of default, interest on the amount in default) as and when the same becomes due and payable, whether by lapse of time, by extension, or upon a declaration or otherwise according to the terms of the Finance Instruments and all other moneys owing on or under the Finance Instruments or in any way relating thereto including all expenses, including legal expenses and service charges. The total liability of the Guarantor hereunder for the Obligations shall be unlimited in amount, plus interest, fees, costs or expenses (including, without limitation, legal fees and expenses) which may now or hereafter accrue or be incurred with respect to such Obligations and any fees, costs or expenses (including without limitation, legal fees and expenses) that may be incurred by GE Capital by reason of Guarantor’s default under this Guarantee and Indemnity.

2.2	Terms of the Finance Instruments The Guarantor acknowledges that it has received copies of and reviewed, and hereby consents to and approves of, the terms of the Finance Instruments; the guarantee and the agreements of the Guarantor herein contained shall take effect and shall be and are hereby declared to be binding upon the Guarantor notwithstanding any defect in or omission from the Finance Instruments or any non-registration or non-filing or defective registration or filing of any Finance Instruments or notice of the interest of GE Capital created thereby or by reason of any failure of the security intended to be created by the Finance Instruments or pursuant thereto.

2.3	Guarantee Absolute The liability and obligations of the Guarantor hereunder shall be absolute and unconditional and shall be irrespective of and unaffected by:

(a)	any lack of validity or enforceability of any agreements between the Obligor and GE Capital; any change in the time, manner or place of payment or in any other term of such agreements or the failure on the part of the Obligor to carry out any of its obligations under such agreements;

(b)	any impossibility, impracticability, frustration of purpose, illegality, force majeure or act of government;

(c)	the bankruptcy, winding-up, liquidation, dissolution, reorganization or insolvency of the Obligor, GE Capital or any party to any agreement to which GE Capital is a party;

(d)	any lack or limitation of power, incapacity or disability on the part of the Obligor or of the directors, partners or agents thereof or any other irregularity, defect or informality on the part of the Obligor in its obligations to GE Capital; or

(e)	any other law, regulation or other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Obligor in respect of any or all of the Obligations.

The Guarantor shall be held and bound to GE Capital as principal debtor, and not as surety, in respect of the payment of any or all of the Obligations. All amounts payable to GE Capital shall be paid to GE Capital forthwith after demand therefor as provided herein.

2.4	No Waiver The Guarantor hereby agrees that its obligations hereunder shall be unconditional and no waiver by GE Capital or any of its rights hereunder or under the Finance Instruments and no action by GE Capital to enforce any of its rights hereunder or under the Finance Instruments or failure to take, or delay in taking any such action shall affect any other obligation of the Guarantor hereunder.

3.	INDEMNITY

The Guarantor also covenants and agrees with GE Capital that it will at all times and from time to time hereafter, indemnify and keep indemnified and save harmless GE Capital from (i) any and all losses, costs, damages and expenses, including legal fees and disbursements, except to the extent the losses, costs, damages or expenses result from GE Capital’s gross negligence or wilful misconduct as determined by a final judgment of a court of competent jurisdiction from which no appeal may be taken, and (ii) the costs of all distresses, actions, proceedings, claims and demands incurred or made by GE Capital if GE Capital does not receive payment of all amounts due and owing under the Finance Instruments or if the Obligor defaults in the payment of any installment payable or in the performance of the Obligations under the Finance Instruments which, if the Finance Instruments were in full force and effect and good standing, would be payable or required to be performed under the Finance Instruments. In addition to the foregoing, the Guarantor agrees to pay GE Capital, as administrative costs, an amount equal to fifteen percent (15%) of all amounts payable hereunder in the event that court proceedings are instituted against the Guarantor because the Guarantor has failed to respect its obligations hereunder.

4.	DEALINGS WITH OBLIGOR AND OTHERS

4.1	No Release The liability of the Guarantor hereunder shall not be released, discharged, limited or in any way affected by anything done, suffered or permitted by GE Capital in connection with any duties or liabilities of the Obligor to GE Capital or any security thereof including any loss of or in respect of any security received by GE Capital from the Obligor or others. GE Capital, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guarantor’s liability hereunder may:

(a)	grant time, renewals, extensions, indulgences, releases, waivers and discharges to the Obligor;

(b)	grant substitutions for the Obligations or any part thereof or any agreement related thereto;

(c)	take or abstain from taking securities or collateral from the Obligor or from perfecting securities or collateral of the Obligor;

(d)	accept compromises from the Obligor;

(e)	apply all money at any time received from the Obligor or from securities upon such part of the Obligations as GE Capital may see fit or change any such application in whole or in part from time to time as GE Capital may see fit;

(f)	amend any of the Finance Instruments; or

(g)	otherwise deal with the Obligor and all other persons and securities as GE Capital may see fit_

4.2

No Exhaustion of Remedies GE Capital shall not be bound or obligated to seek or exhaust its recourse or any remedy against the Obligor to other persons or any securities or collateral it may hold or take any other action (other than to make demand pursuant to Section 6) before being entitled to demand payment from the Guarantor hereunder. The obligations of the Guarantor hereunder are joint and several with those of the Obligor and any other guarantor, security or other person liable in any way for the Obligations. This Guarantee and Indemnity is in

addition and not in substitution for any other guarantee, by whomsoever given, at any time held by GE Capital, and without prejudice to any other security, by whomsoever given, at any time held by GE Capital, and GE Capital shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets GE Capital may be entitled to receive or have a claim upon.

4.3	Conclusive Statement Any account settled or stated in writing by or between GE Capital and the Obligor shall be prima facie evidence that the balance or amount thereof appearing due to GE Capital is so due.

4.4	No Set-Off The Guarantor shall not claim any set-off or counterclaim against the Obligor in respect of any liability of the Obligor to the Guarantor.

5.	CONTINUING GUARANTEE

5.1	Continuing Guarantee This Guarantee and Indemnity shall be a continuing guarantee, notwithstanding any extensions, modifications, amendments, renewals or indulgences with respect to, or substitutions for, the Obligations or any part thereof, and shall remain in full force and effect until the Obligations are performed and paid in full. This Guarantee and Indemnity shall continue to be effective even if at any time any payment of any of the Obligations is rendered unenforceable or is rescinded or terminated or must otherwise be returned by GE Capital upon the occurrence of any action or event including the insolvency, bankruptcy or reorganization of the Obligor or otherwise, all as though such payment had not been made.

6.	DEMAND FOR PAYMENT

6.1	Demand for Payment GE Capital shall be entitled to make demand upon the Guarantor at any time upon a default in payment of any amount owing by the Obligor to GE Capital and upon such default GE Capital may treat all Obligations as due and payable and may forthwith collect from the Guarantor the total amount guaranteed hereunder. The Guarantor shall make payment to or performance in favour of GE Capital of the total amount guaranteed hereunder forthwith after demand thereof is made to the Guarantor.

6.2	Interest The Guarantor shall pay interest to GE Capital at the rate of 24% per annum on the unpaid portion of all amounts payable by the Guarantor under this Guarantee and Indemnity, such interest to be calculated daily from the date of demand by GE Capital on the Guarantor.

7.	ASSIGNMENT, POSTPONEMENT AND SUBROGATION

7.1	Assignment and postponement All debts and liabilities, present and future, of the Obligor to the Guarantor are hereby assigned to GE Capital and postponed to the Obligations, and all money received by the Guarantor in respect thereof shall be received in trust for GE Capital and forthwith upon receipt shall be paid over to GE Capital, the whole without in any way lessening or limiting the liability of the Guarantor hereunder and this assignment and postponement is independent of this Guarantee and Indemnity and shall remain in full force and effect until, in the case of the assignment, the liability of the Guarantor under this Guarantee and Indemnity has been discharged or terminated and, in the case of the postponement, until payment in full to GE Capital of all obligations of the Guarantor under this Guarantee and Indemnity.

7.2	Subrogation The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guarantee and Indemnity, by any payment made hereunder or otherwise, until all Obligations shall have been paid and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of GE Capital and shall forthwith be paid to GE Capital to be credited and applied upon the Obligations. If (i) the Guarantor performs or makes payment to GE Capital of all amounts owing by the Guarantor to GE Capital under this Guarantee and Indemnity and (ii) the Obligations are performed and paid in full, GE Capital will, at the Guarantor’s request and at the Guarantor’s expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations and any security held therefor resulting from such performance or payment by the Guarantor.

8.	COVENANTS OF THE GUARANTOR

The Guarantor hereby represents, covenants and warrants that:

(a)	if the Guarantor is a corporation, the making and performance of this Guarantee and Indemnity have been duly authorized by all necessary corporate actions on the part of the Guarantor, do not require any shareholders’ approval, and will not violate any provisions of the Guarantor’s incorporating documents or by-laws or result in the breach of, constitute a default under, contravene any provisions of or result in the creation of any lien, charge, encumbrance or security interest upon any property of assets of the Guarantor pursuant to any of the Guarantor’s stocks, bonds, notes or debentures outstanding, or any agreement, indenture or other instrument to which the Guarantor is a party or by which the Guarantor or its property may be bound or affected;

(b)	this Guarantee and Indemnity constitutes a legal, valid and binding obligation of the Guarantor in accordance with the terms hereof; and

(c)	there is no pending or, to the best of the knowledge of the Guarantor, threatened action or proceeding affecting the Guarantor or, if the Guarantor is a corporation, any of its subsidiaries before any court, governmental agency or arbitrator, which would materially adversely affect the legality, validity or enforceability of this Guarantee and Indemnity.

9.	GENERAL

9.1	Waivers The Guarantor waives notice of acceptance of this Guarantee and Indemnity and of the extension or continuation of the Obligations or any part thereof. The Guarantor further waives presentment, protest, notice, demand or action in respect of the Obligations or any part thereof, including any right to require GE Capital to sue the Obligor, any other guarantor or any other person obligated with respect to the Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Obligations or any part thereof. Without limiting the generality of the foregoing, the Guarantor is jointly and severally liable with the Obligor for the due and punctual payment and performance of the Obligations, the Guarantor hereby waiving the benefit of division and discussion. Guarantor waives its right to receive a copy of any financing statement or financing change statement registered by GE Capital and of any related verification statement. The Guarantor warrants that it has adequate means to obtain from the Obligor on a continuing basis financial data and other information regarding the Obligor and is not relying upon GE Capital to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Obligor’s financial condition or of any other fact which might materially increase the risk of the Guarantor is also waived.

9.2	Information Guarantor hereby consents and authorizes GE Capital and its affiliates, agents, contractors and representatives, at any time, (a) to collect, verify, use, communicate with and disclose to third parties (including credit reporting agencies, financial institutions, creditors, vendors and other persons) any credit, financial and other information, including personal information (as applicable) and information related to the credit rating, financial capacity and payment history, with respect to Guarantor (“Information”), as GE Capital deems necessary to process, complete, service and enforce the transactions hereby contemplated and any other existing or potential transactions, or as required or otherwise permitted by law; (b) to respond to inquiries from, and exchange any Information with, third parties concerning Guarantor’s credit rating, financial capacity and payment history; (c) to provide Information to persons in whom GE Capital considers assigning, granting a participation or otherwise disposing of rights or obligations under the transactions hereby contemplated; and (d) to provide to any person copies of this Guarantee and Indemnity. This consent is in addition to and does not replace any consent previously given.

9.3	Benefit of the Guarantee and Indemnity This Guarantee and Indemnity shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the Guarantor and GE Capital.

9.4

Entire Agreement This Guarantee and Indemnity constitutes the entire agreement between GE Capital, the Obligor and the Guarantor with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between such parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between such parties other than as expressly set forth in this Guarantee and Indemnity.

9.5	No Waiver, Remedies No failure on the part of GE Capital to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

9.6	Severability If any provision of this Guarantee and Indemnity is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

9.7	Notices Any demand, notice or other communications (hereinafter in this Section 9.7 referred to as a “Communication”) to be given in connection with this Guarantee and Indemnity shall be given in writing and may be given by personal delivery or by registered mail addressed to the recipient as follows:

To GE Capital:	GE Canada Equipment Financing G.P.
5500 North Service Road
8th Floor
Burlington, Ontario L7L 5H7

	Attention:	Paula Boulby
	Fax. No.:	905.319.4859

with a copy to:	GE Canada Equipment Financing G.P.
200 King Street West
Suite 1812, PO Box 45
Toronto, Ontario M5H 3T4

	Attention:	Dan Billard
	Fax. No:	416.591.2755

To Guarantor:	Coley Pharmaceutical Group, Inc.
c/o Loeb Health Research Institute CPG Canada
725 Parkdale Avenue
Ottawa, Ontario K_Y 4E9

Attention:
Fax. No.:

or such other address as may be designated by notice by any party to the other. Any Communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third day following the deposit thereof in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery.

9.8	Assignment This Guarantee and Indemnity, the Finance Instruments and the rights of GE Capital under this Guarantee and Indemnity and the Finance Instruments may be assigned by GE Capital without the prior consent of the Obligor or the Guarantor. The Guarantor may not assign its obligations under this Guarantee and Indemnity.

9.9	Governing Law This Guarantee and Indemnity shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

9.10	Language The parties hereby acknowledge that it is their express wish that this Guarantee and Indemnity be drawn in the English language; les parties reconnaissent qu’il est de leur volonté expresse que la présente caution soit rédigée en langue anglaise seulement.

IN WITNESS WHEREOF, the Guarantor has executed this Guarantee and Indemnity this 5th date of February, 2003.

COLEY PHARMACEUTICAL GROUP, INC.

Per:	/s/ Robert Bratzler
	Name:	Robert Bratzler
	Title:	President

Per:	/s/ Robert Forrester
	Name:	Robert Forrester
	Title:	Secretary

_____ Bermuda

GUARANTEE AND INDEMNITY

__	__________________ Financing G.P. (“GE Capital”)

In consideration at the premises and the covenants and agreements herein contained, the sum of $1.00 now paid by GE Capital to Coley Pharmaceutical Group, Ltd., a corporation incorporated under the laws of Bermuda (the “Guarantor”) and other good ___ valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Guarantor covenants and agrees with GE Capital as follows:

1.	INTERPRETATION

Wherever throughout this Guarantee and indemnity, the Guarantor or GE Capital or Coley Pharmaceutical Group. Ltd., a corporation incorporated under the laws of the Province of Ontario (hereinafter called the “Obligor”) are mentioned or referred to, such mention or reference shall extend to their respective successors and assigns, as the case may be. Reference to the term “Obligations” herein shall be to any and all duties, liabilities and obligations of the Obligor to GE Capital under that certain Master Security Agreement dated February 5, 2003 between Obligor and GE Capital and any other agreement, document or instrument related thereto, whether existing now or arising hereafter, including, without limitation, promissory notes and collateral schedules related thereto, and any modifications, extensions or renewals thereof from time to time (all of the foregoing hereinafter singularly or collectively called “Finance Instruments”), including without limitation, any reasonable fees, costs or expenses including without limitation, legal fees and expenses) that may be incurred by GE Capital by reason of Obligor’s default under the Finance Instruments.

2.	GUARANTEE

2.1	Guarantee The Guarantor hereby irrevocably and unconditionally guarantees and covenants with GE Capital as principal debtor of GE Capital and not merely as surety, that the Obligor will duly and punctually perform all of the Obligations, and pay or cause to be paid to GE Capital the amounts under and the principal of and interest on the Finance Instrument evidencing or securing the Obligations (including, in case of default, interest on the amount in default) as and when the same becomes due and payable, whether by lapse of time, by extension, or upon a declaration or otherwise according to the terms of the Finance Instruments and all other moneys owing on or under the Finance Instruments or in any way relating thereto including all expenses, including legal expenses and service charges. The total liability of the Guarantor hereunder for the Obligations shall be unlimited in amount, plus interest, fees, costs or expenses (including without limitations, legal fees and expenses) which may now or hereafter accrue or be incurred with respect to such Obligations and any fees, costs or expenses (including without limitation, legal fees and expenses) that may be incurred by GE Capital by reason of Guarantor’s default under this Guarantee and Indemnity.

2.2	Terms of the Finance Instruments The Guarantor acknowledges that it has received copies of and reviewed, and hereby consents to and approves of, the terms of the Finance Instruments; the guarantee and the agreements of the Guarantor herein contained shall take effect and shall be and are hereby declared to be binding upon the Guarantor notwithstanding any defect in or omission from the Finance Instruments or any non-registration or non-filing or defective registration or filing of any Finance Instruments or notice of the interest of GE Capital created thereby or by reason of any failure of the security intended to be created by the Finance Instruments or pursuant thereto.

2.3	Guarantee Absolute The liability and obligations of the Guarantor hereunder shall be absolute and unconditional and shall be irrespective of and unaffected by:

(a)	any lack of validity or enforceability of any agreements between the Obligor and GE Capital; any change in the time, manner or place of payment or in any other term of such agreements or the failure on the part of the Obligor to carry out any of its obligations under such agreements;

(b)	any impossibility, impracticability, frustration of purpose, illegality, force majeure or act of government;

(c)	the bankruptcy, winding-up, liquidation, dissolution, reorganization or insolvency of the Obligor, GE Capital or any party to any agreement to which GE Capital is a party;

(d)	any lack or limitation of power, incapacity or disability on the part of the Obligor or of the directors, partners or agents thereof or any other irregularity, defect or informality on the part of the Obligor ____ obligations to GE Capital __

(e)	any other law, regulation or other circumstance which might otherwise constitute a defense available to or a legal or equitable discharge of, the Obligor in respect of any or all of the Obligations.

The Guarantor shall be held and bound to GE Capital as principal debtor, and not as surety, in respect of the payment of any or all of the Obligations. All amounts payable to GE Capital shall be paid to GE Capital forthwith after demand therefor as provided herein.

2.4	No Waiver The Guarantor hereby agrees that its obligations hereunder shall be unconditional and no waiver by GE Capital or any of its rights hereunder or under the Finance Instruments and no action by GE Capital to enforce any of its rights hereunder or under the Finance Instruments or failure to take, or delay in taking any such action shall affect any other obligation of the Guarantor hereunder.

3.	INDEMNITY

The Guarantor also covenants and agrees with GE Capital that it will at all times and from time to time hereafter, indemnify and keep indemnified and save harmless GE Capital from (i) any and all losses, costs, damages and expenses, including legal fees and disbursements, except to the extent the losses, costs, damages or expenses result from GE Capital’s gross negligence or wilful misconduct as determined by a final judgment of a court of competent jurisdiction from which no appeal may be taken, and (ii) the costs of all distresses, actions, proceedings, claims and demands incurred or made by GE Capital if GE Capital does not receive payment of all amounts due and owing under the Finance Instruments or if the Obligor defaults in the payment of any instalment payable or in the performance of the Obligations under the Finance Instruments which, if the Finance Instruments were in full force and effect and good standing, would be payable or required to be performed under the Finance Instruments. In addition to the foregoing, the Guarantor agrees to pay GE Capital, as administrative costs, an amount equal to fifteen percent (15%) of all amounts payable hereunder in the event that court proceedings are instituted against the Guarantor because the Guarantor has failed to respect its obligations hereunder.

4.	DEALINGS WITH OBLIGOR AND OTHERS

4.1	No Release The liability of the Guarantor hereunder shall not be released, discharged, limited or in any way affected by anything done, suffered or permitted by GE Capital in connection with any duties or liabilities of the Obligor to GE Capital or any security thereof including any loss of or in respect of any security received by GE Capital from the Obligor or others. GE Capital, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guarantor’s liability hereunder may:

(a)	grant time, renewals, extensions, indulgences, releases, waivers and discharges to the Obligor;

(b)	grant substitutions for the Obligations or any part thereof or any agreement related thereto.

(c)	take or abstain from taking securities or collateral from the Obligor or from perfecting securities or collateral of the Obligor;

(d)	accept compromises from the Obligor;

(e)	apply all money at any time received from the Obligor or from securities upon such part of the Obligations as GE Capital may see fit or change any such application in whole or in part from time to time as GE Capital may see fit;

(f)	amend any of the Finance Instruments: or

(g)	otherwise; deal with the Obligor and all other persons and securities as GE Capital may see fit.

4.2

No Exhaustion of Remedies GE Capital shall not be bound or obligated to seek or exhaust its recourse or any remedy against the Obligor to other persons or any securities or collateral it may hold or take any other action other than to make demand pursuant to Section __ before being entitled to demand payment from the Guarantor hereunder. The obligations of the Guarantor hereunder are joint and several with those of the Obligor and any other guarantor, security or other person liable in any way for the Obligations. This Guarantee and Indemnity is in

addition and not in substitution for any other guarantee, by whomsoever given, at any time held by GE Capital, and without prejudice to any other security, by whomsoever given at any time held by GE Capital, and GE Capital shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets GE Capital may be entitled to receive or have a claim upon.

4.3	Conclusive Statement Any account settled or stated in writing by or between GE Capital and the Obligor shall be prima facie evidence that the balance or amount thereof appearing due to GE Capital is so due.

4.4	No Set-Off The Guarantor shall not claim any set-off or counterclaim against the Obligor in respect of any liability of the Obligor to the Guarantor.

5.	CONTINUING GUARANTEE

5.1	Continuing Guarantee This Guarantee and Indemnity shall be a continuing guarantee, notwithstanding any extensions, modifications, amendments, renewals or indulgences with respect to, or substitutions for, the Obligations or any part thereof, and shall remain in full force and effect until the Obligations are performed and paid in full. This Guarantee and Indemnity shall continue to be effective even if at any time any payment of any of the Obligations is rendered unenforceable or is rescinded or terminated or must otherwise be returned by GE Capital upon the occurrence of any action or event including the insolvency, bankruptcy or reorganization of the Obligor or otherwise, all as though such payment had not been made.

6.	DEMAND FOR PAYMENT

6.1	Demand for Payment GE Capital shall be entitled to make demand upon the Guarantor at any time upon a default in payment of any amount owing by the Obligor GE Capital and upon such default GE Capital may treat all Obligations as due and payable and may forthwith collect from the Guarantor the total amount guaranteed hereunder. The Guarantor shall make payment to or performance in favour of GE Capital of the total amount guaranteed hereunder forthwith after demand thereof is made to the Guarantor.

6.2	Interest The Guarantor shall pay interest to GE Capital at the rate of 24% per annum on the unpaid portion of all amounts payable by the Guarantor under this Guarantee and Indemnity, such interest to be calculated daily from the date of demand by GE Capital on the Guarantor.

7.	ASSIGNMENT, POSTPONEMENT AND SUBROGATION

7.1	Assignment and postponement All debts and liabilities, present and future, of the Obligor to the Guarantor are hereby assigned to GE Capital and postponed to the Obligations, and all money received by the Guarantor in respect thereof shall be received in trust for GE Capital and forthwith upon receipt shall be paid over to GE Capital, the whole without in any way lessening or limiting the liability of the Guarantor hereunder and this assignment and postponement is independent of this Guarantee and Indemnity and shall remain in full force and effect until, in the case of the assignment, the liability of the Guarantor under this Guarantee and Indemnity has been discharged or terminated and, in the case of the postponement, until payment in full to GE Capital of all obligations of the Guarantor under this Guarantee and Indemnity.

7.2	Subrogation The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guarantee and Indemnity, by any payment made hereunder or otherwise, until all Obligations shall have been paid and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of GE Capital and shall forthwith be paid to GE Capital to be credited and applied upon the Obligations. If (i) the Guarantor performs or makes payment to GE Capital of all amounts owing by the Guarantor to GE Capital under this Guarantee and Indemnity and (ii) the Obligations are performed and paid in full, GE Capital will, at the Guarantor’s request and at the Guarantor’s expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations and any security held therefor resulting from such performance or payment by the Guarantor.

8.	COVENANTS OF THE GUARANTOR

The Guarantor hereby represents, covenants and warrants that:

(a)	if the Guarantor is a corporation, the making and performance of this Guarantee and Indemnity have been duly authorized by all necessary corporate actions on the part of the Guarantor, do not require any shareholders approval, and will not violate any provisions of the Guarantor’s incorporating documents or by-laws or result in the breach of, constitute a default under, contravene any provisions of or result in the creation of any lien, charge, encumbrance or security interest upon any property or assets of the Guarantor pursuant to any of the Guarantor’s stocks, bonds, notes or debentures outstanding, or any agreement, indenture or other instrument to which the Guarantor is a party or by which the Guarantor or its property may be bound or affected;

(b)	this Guarantee and Indemnity constitutes a legal, valid and binding obligation of the Guarantor in accordance with the terms hereof; and
(c)	there is no pending or, to the best of the knowledge of the Guarantor, threatened action or proceeding affecting the Guarantor or, if the Guarantor is a corporation, any of its subsidiaries before any court, governmental agency or arbitrator, which would materially adversely affect the legality, validity or enforceability of this Guarantee and Indemnity.

9.	GENERAL

9.1	Waivers The Guarantor waives notice of acceptance of this Guarantee and Indemnity and of the extension or continuation of the Obligations or any part thereof. The Guarantor further waives presentment, protest, notice, demand or action in respect of the Obligations or any part thereof, including any right to require GE Capital to sue the Obligor, any other guarantor or any other person obligated with respect to the Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Obligations or any part thereof. Without limiting the generality of the foregoing, the Guarantor is jointly and severally liable with the Obligor for the due and punctual payment and performance of the Obligations, the Guarantor hereby waiving the benefit of division and discussion. Guarantor waives its right to receive a copy of any financing statement or financing change statement registered by GE Capital and of any related verification statement. The Guarantor warrants that it has adequate means to obtain from the Obligor on a continuing basis financial data and other information regarding the Obligor has is not relying upon GE Capital to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Obligor’s financial condition or of any other fact which might materially increase the risk of the Guarantor is also waived.

9.2	Information Guarantor hereby consents and authorizes GE Capital and its affiliates, agents, contractors and representatives, at any time, (a) to collect, verify, use, communicate with and disclose to third parties (including credit reporting agencies, financial institutions, creditors, vendors and other persons) any credit, financial and other information, including personal information (as applicable) and information related to the credit rating, financial capacity and payment history, with respect to Guarantor (“Information”), as GE Capital deems necessary to process, complete, service and enforce the transactions hereby contemplated and any other existing or potential transactions, or as required or otherwise permitted by law; (b) to respond to inquiries from, and exchange any Information with, third parties concerning Guarantor’s credit rating, financial capacity and payment history; (c) to provide Information to persons to whom GE Capital considers assigning, granting a participation or otherwise disposing of rights or obligations under the transactions hereby contemplated; and (d) to provide to any person copies of this Guarantee and Indemnity. This consent is in addition to and does not replace any consent previously given.

9.3	Benefit of the Guarantee and Indemnity this Guarantee and Indemnity shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the Guarantor and GE Capital.

9.4

Entire Agreement This Guarantee and Indemnity constitutes the entire agreement between GE Capital, the Obligor and the Guarantor with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between such parties such respect thereto. There are no representations.

warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between such parties other than as expressly set forth as this Guarantee and Indemnity.

9.5	No Waiver, Remedies No failure on the part of GE Capital to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

9.6	Severability If any provision of this Guarantee and Indemnity is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

9.7	Notice Any demand, notice or other communications (hereinafter in this Section 9.7 referred to as a “Communication”) to be given in connection with this Guarantee and Indemnity shall be given in writing and may be given by personal deliver or by registered mail addressed to the recipient as follows:

To GE Capital:	GE Canada Equipment Financing G.P.
5500 North Service Road
8th Floor
Burlington, Ontario L7L 5H7

Attention: Paula Boulby Fax. No.: 905.319.4859

with a copy to:	GE Canada Equipment Financing G.P.
200 King Street West
Suite 1812, PO Box 45
Toronto, Ontario M5H 3T4

Attention: Dan Billard Fax. No.: 416.591.2755

To Guarantor:	Coley Pharmaceutical Group, Ltd.

Attention: Robert L. Bratzler and Charles Yon Fax. No.:

or such other address as may be designated by notice by any party to the other. Any Communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third day following the deposit thereof in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery.

9.8	Assignment This Guarantee and Indemnity, the Finance Instruments and the rights of GE Capital under this Guarantee and Indemnity and the Finance Instruments may be assigned by GE Capital without the prior consent of the Obligor or the Guarantor. The Guarantor may not assign its obligations under this Guarantee and Indemnity.

9.9	Governing Law This Guarantee and Indemnity shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

9.10	Language The parties hereby acknowledge that it is their express wish that this Guarantee and Indemnity be drawn in the English Language; les parties reconnaissent qu’il est de leur volonté expresse que la présente caution soit rédigée en langue anglaise seulement.

IN WITNESS WHEREOF, the Guarantor has executed this Guarantee and Indemnity this 5 date of February, 2003.

COLEY PHARMACEUTICAL GROUP, LTD.

Per:	/s/ Robert Bratzler
	Name:	Robert Bratzler
	Title:	President

Per:	/s/ Robert Forrester
	Name:	Robert Forrester
	Title:	Assistant Secretary

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